UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14(a)-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[] Preliminary proxy statement.

[ ] Confidential, for use of the

    Commission only (as permitted by

    Rule 14a-6(e)(2)).

[X] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material pursuant to Section 240.14a-12

FRANCHISE CAPITAL CORPORATION

_______________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

______________________________________________________________________________

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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FRANCHISE CAPITAL CORPORATION

A Nevada Corporation

43180 Business Park Dr., Suite 202

Temecula, CA 92590

(951) 587-9100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON

  March 13, 2007

Dear Shareholders:

The annual meeting of shareholders of Franchise Capital Corporation, a Nevada corporation (the “Company”), will be held at the Company’s corporate offices at 43180 Business Park Dr., Suite 202, Temecula, CA 92590 at 10:00 a.m. local time, for the following purpose:

1.  To consider and vote upon a proposal to authorize the Board to withdraw the Company’s election to be treated as a business development company (“BDC”) pursuant to Section 54(c) under the Investment Company Act.

Only shareholders of record shown on the books of Franchise Capital Corporation at the close of business on February 21, 2007 will be entitled to vote at the meeting or any adjournment thereof.  Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

You are cordially invited to attend the meeting.  Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon as possible.  Please mail your completed and signed proxy to 43180 Business Park Dr., Suite 202, Temecula, CA 92590 using the envelope provided by March 12, 2007 so that we will receive it prior to the annual meeting of shareholders.  Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to Franchise Capital Corporation.

This notice, the proxy statement and the enclosed proxy are sent to you by order of the board of directors.

/s/Steven Peacock Steven Peacock Interim Chief Executive Officer

Temecula, California
February 15, 2007

FRANCHISE CAPITAL CORPORATION

A Nevada corporation

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 13, 2007

______________________________

This proxy statement is furnished to the stockholders of Franchise Capital Corporation, a Nevada corporation (the "Company"), in connection with the Annual Meeting of Stockholders (the "Meeting") to be held at the Company’s corporate offices at 43180 Business Park Dr., Suite 202, Temecula, CA  92590 on March 13, 2007, at 10:00 a.m., local time.

The Meeting will be held to consider and vote on the following proposal:

1.  To consider and vote upon a proposal to authorize the Board to withdraw the Company’s election to be treated as a business development company (“BDC”) pursuant to Section 54(c) under the Investment Company Act.

The list of all stockholders of record on February 21, 2007, will be available at the Meeting and at the Company’s corporate offices at 43180 Business Park Dr., Suite 202, Temecula, CA 92590 on March 13, 2007.

INCORPORATION BY REFERENCE

Franchise Capital Corporation, a Nevada corporation (the "Company") is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith is required to file reports, proxy and Proxy Statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and Proxy Statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street, NE, Washington, DC 20549, at prescribed rates. Please call the Commission at (202) 942-8090 for further information. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http:/www.sec.gov. The Company intends to furnish its stockholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.  The Company has not yet filed its Form 10-Q filings for the quarter ending December 31, 2005, March 31, 2006, September 30, 2006, December 31, 2006 and its Form 10-K for the fiscal year ending September 30, 2006.  Once these reports are filed they will be accessible as described above.

Upon written request, the Company will provide, without charge, a copy of its Annual Report on Form 10-K, for the year ended June 30, 2005, to any stockholder of record or any stockholder who owned common stock listed in the name of a bank or broker, as nominee, at the close of business on February 21, 2007.

Requests should be addressed to the Company, to the attention of Franchise Capital Corporation, 43180 Business Park Dr., Suite 202, Temecula, California 92590.

INFORMATION CONCERNING SOLICITATION AND VOTING

The following information is provided to stockholders to explain the use of this Proxy Statement for this Meeting:

Only stockholders of record at the close of business on February 21, 2007 are entitled to vote at the Meeting. The Company's common stock is its only class of voting securities. As of February 15, 2007, the Company has 921,183,413 shares of common stock issued and outstanding.  Of this amount 747,807,988 shares are held in an escrow account for the benefit of Golden Gate Investors, Inc. and are voted by the Franchise Capital Corporation Chairman of the Board of Directors.

REVOCABILITY OF PROXIES

A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY HIM BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING AND SOLICITATION

Proxies are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by certain officers and directors of the Company, who will not receive any compensation therefore. Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon.

IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, PROPERTY EXECUTED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE.

No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

Each share of common stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The Company's current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do not provide for cumulative voting for the election of directors or any other purpose.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

The presence (in person or by proxy) at the annual meeting of the holders of a number of shares of our common stock representing more than 460,591,707 votes (in excess of one-half of the number of votes eligible to be voted at the annual meeting) will constitute a quorum for transacting business.  In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

The Company will count abstentions for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

Further, as permitted by Nevada corporate law, except as to the proposal to withdraw the Company’s election to be treated as a business development company, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote as to the proposal to withdraw the Company’s election to be treated as a business development company will be counted as a vote against the proposal.

This Proxy Statement and the form of proxy will be mailed to stockholders on or about February 28, 2007.

 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders for the fiscal year ending June 30, 2007, must be received by the Company no later than March 31, 2007, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

DIRECTORS AND EXECUTIVE OFFICERS

The directors of the Company currently have terms which will end at the next annual meeting of the stockholders of the Company hereby noticed, or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors.  There are no family relationships between any directors or executive officers of the Company.

The following table sets for the Company’s executive officers and the directors nominated for election:

Name and Address	Positions held	Age	Length of Time Served	Number of Portfolio Companies Overseen(4)
Steven Peacock 43180 Business Park Dr., Suite 202, Temecula, CA 92590	Interim Chief Executive Officer, Interim President, Interim Chief Compliance Officer, Interim Chief Financial
Officer	62	(1)	n/a	Robert McCoy 10829 Sterling Forest Avenue Las Vegas, NV 89135
Chairman of Board of Directors	63	(2)	n/a	James Bickel 903 Redwood Drive Danville, CA 94506
Director	69	(3)	n/a	Gary Nerison 9000 Crow Canyon Rd., Suite S-233 Danville, CA 94506
Director	68	(3)	n/a

(1)

Mr. Peacock was appointed Interim Chief Executive Officer, Interim President, Interim Chief Compliance Officer and Interim Chief Financial Officer on September 12, 2006 to fill the vacancies created by the resignation of Edward Heisler.

(2)

Mr. McCoy was appointed a member of the Board of Directors on September 27, 2005 to fill the vacancy created by the resignation of Alan Smith and then appointed Chairman of the Board of Directors on September 12, 2006 to fill the vacancy created by the resignation of Edward Heisler.

(3)

Mr. Bickel and Mr. Nerison were appointed to the Board of Directors by Mr. McCoy on January 2, 2007 to fill the vacancies created by the resignations of Robert Madia and Donald Schwall on September 6, 2006.

(4)

The Company divested itself of all portfolio companies prior to December 31, 2006.  At present, there are no portfolio company, subsidiaries or material operations.

The following sets forth certain biographical information concerning the above persons:

Steven Peacock, Interim Chief Executive Officer, Interim President, Interim Chief Compliance Officer, Chief Financial Officer and Chairman of the Board of Directors  – Steven Peacock has over thirty years of experience in seeking out and identifying emerging growth investment opportunities, both startup companies and work out assignments and is skilled at analyzing management structure and setting up programs for raising capital. He has working knowledge of taking companies through the process of becoming publicly traded, as well as assistance with strategic planning, corporate communications including shareholder relations and internet marketing as well as an extensive background in SEC requirements and filings utilizing broad network of legal, accounting, insurance, Internet technology and public relations affiliates. In addition to his work with and in publicly traded companies, Mr. Peacock has a background in the real estate development industry and in minor league professional sports development, primarily soccer, in both American and European venues. Mr. Peacock has an extensive operating knowledge of the Business Development Company process, having operated the first BDC on the west coast from 1998 to 2000. From 2001 to 2003, Mr. Peacock acted as a consultant for Peak Solutions, a firm offering a variety of consulting, management and financing services to the small business community, both public and private.  From 2004 to 2005, Mr. Peacock served as a member of the Board of Directors of BDC Capital, Inc. and as Secretary, Chief Operating Officer and a member of the Board of Directors of CLX Investment Company. Mr. Peacock also served as Chief Executive Officer and Chief Financial Officer of Entertainment Capital Corporation from 2005 to 2006.  From 2004 to present, Mr. Peacock has served as managing partner of Javelin Advisory Group, Inc., a business consulting company located in Temecula, California with the core focus of assisting businesses with a number of vital services, which include bringing small public companies into compliance with SEC requirements, assisting in the raising of necessary capital, evaluating potential acquisitions and providing management expertise.

Robert McCoy, Chairman of the Board of Directors - Mr. McCoy is an experienced senior executive.  As president of Marquis Elevator, Inc. from 1975 to 1990, he built and later sold the largest independent elevator company in Nevada.  Subsequent to selling Marquis Elevator, Mr. McCoy was the General Manager of Canyon Investments, Inc. in Las Vegas, NV from 1990 to 1996.  Since 1996, Mr. McCoy served as Facilities Manager for the Church of Jesus Christ of Latter Day Saints, responsible for 487,000 square feet of facilities in the Las Vegas area.   Mr. McCoy serves as Interim Chief Executive Officer, Interim Chief Compliance Officer and Interim Chairman of the Board of Directors of CLX Investment Company, Inc. In addition, Mr. McCoy is on the Board of Directors of GTREX Capital, Inc. Mr. McCoy served on the Board of Directors of Sovereign Exploration Associates International Inc. during 2005. Mr. McCoy is a graduate of the University of Tennessee.

James Bickel, Independent Director

Mr. Bickel has over 40 years of experience in sales and senior management positions with manufacturing-based companies: Allison Spring and Manufacturing (1968-1973), Bicor Machinery and Manufacturing (1974-1979), and Keel Corporation (1980-1986), all California based manufacturing companies of high-tech metal parts and assemblies.  From 1980 to 1995 Mr. Bickel owned his own Formula Ford racing team running in the West Coast Series. He also sponsored and helped manage a two car TransAm team in partnership with RPM Racing, during this time they followed the Indy Car/Cart series racing at most of the major venues in the US. For a brief period he sponsored an Indy Car which raced at Indinapolis and his racing interest dates back to the days with the Granatell's at the Indy 500.  From 1986 to 2002 Mr. Bickel served as vice president of Uniglobe USA and president of Uniglobe Midpacific and assisted in building a national travel franchise system with over 900 locations.  He later built a golf retail franchise system. Since 2002 Mr. Bickel has acted as vice president and secretary of the World Health and Education Foundation and as vice chairman of MedChannel LLC, a medical device company serving radiology and surgical markets.  Mr. Bickel is currently the Chief Executive Officer of S3 Investment Company, Inc., a publicly-traded holding company with businesses in China, a position held since 2005.  Mr. Bickel also serves as Chief Operating Officer and a member of the Board of Directors of GTREX Capital, Inc. Mr. Bickel also serves as a member of the Board of Directors of CLX Investment Company, Inc. Mr. Bickel served on the Board of Directors of Sovereign Exploration Associates International Inc. during 2005.

Gary Nerison, Independent Director

Mr. Nerison is an experienced entrepreneur in commercial real estate and loan brokerage companies. With his rich business commercial real estate background, over the last 36 years, Mr. Nerison has initiated and led to growth several commercial real estate and loan brokerage companies. In 1998, he founded a loan brokerage firm placing venture loans for new business, which he still currently manages.  Since 2002, he has been the Co-founder and President of World Health and Education Foundation, a charitable organization.  Mr. Nerison attended Augustana College in Sioux Falls, South Dakota with Major in Economics.  Mr. Nerison also currently serves on the Board of Directors of GTREX Capital, Inc. and S3 Investment Company, Inc.

COMMITTEES

Robert McCoy, Gary Nerison and James Bickel comprise the Audit Committee. During the year ended June 30, 2006 the Audit Committee consisted of Robert Madia, Robert McCoy and Donald Schwall.  The Audit Committee recommends the engagement of the Company's independent accountants. In addition, the Audit Committee reviews comments made by the independent accountants with respect to internal controls and considers any corrective action to be taken by management; reviews internal accounting procedures and controls within the Company's financial and accounting staff; and reviews the need for any non-audit services to be provided by the independent accounts. The Audit Committee operates under a written charter.

The Company does not have any employment contracts with its officers or its employee director. The Company does not have a compensation committee or a nominating committee because of the Company's size, revenues and number of employees.

For the year ended June 30, 2005, the Company used Epstein, Weber & Conover, P.L.C. as independent auditors. The auditor’s reports on the Company's financial statements for the last two years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, Epstein, Weber & Conover, P.L.C.'s opinion in its report on the Company's financial statements for last two years ended June 30, 2005 and 2004 included an explanatory paragraph which expressed substantial doubt with respect to the Company's ability to continue as a going concern.

Further, there have not been any disagreements with Epstein, Weber & Conover, P.L.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Epstein, Weber & Conover, P.L.C., would have caused them to make reference to the subject matter of the disagreement in connection with their audit report.

This report is submitted by the Audit Committee of the Board, which reviews with the independent auditors and management the annual financial statements and independent auditors' opinion, reviews the results of the audit of the Company's annual financial statements and the results of the reviews of the quarterly financial statements for each of the first three quarters in the fiscal year with the independent auditors, and periodically reviews the Company's accounting policies and internal accounting and financial controls for the fiscal year ended June 30, 2005.

The Audit Committee has reviewed the audited balance sheets of the Company as of June 30, 2004 and 2005, and the audited statements of operations, investments, stockholders’ equity and cash flows for each of the two years ended June 30, 2005, and have discussed the sheets and statements with both management and Epstein, Weber & Conover, P.L.C. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with Chisholm that firms' independence. Based on its review of the financial statements and these discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K/A for the fiscal year ended June 30, 2005, filed with the Securities and Exchange Commission on April 19, 2006.

Respectfully submitted by the Audit Committee the 17th day of May 2006:

Robert Madia

Robert McCoy

Donald Schwall

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the annual and long-term compensation for services in all capacities for the years ended June 30, 2005 and June 30, 2004 paid to officers and directors receiving at least $100,000 in annual compensation.  On July 13, 2005, Bradford Miller voluntarily resigned as President, CEO and Chairman. Effective as of the same date, to fill the vacancies created by Bradford Miller's resignation, the Board of Directors appointed Edward Heisler to be the Company's President, CEO and Chairman. On September 12, 2006, Edward Heisler voluntarily resigned as Chief Executive Officer, President, Chief Compliance Officer, Chief Financial Officer and Chairman of the Board of Directors.  The sole remaining board member, Robert McCoy, appointed Steven Peacock as the Company’s Interim Chief Executive Officer, Interim President, Interim Chief Compliance Officer and Interim Chief Financial Officer.  No executive officers received compensation exceeding $100,000 during the year ended June 30, 2006.

Summary Compensation Table

	Annual Compensation				Long Term Compensation
					Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Options	All Other Compensation

Brad Miller	2004	$100,000	$-0-	$-0-	1,000,000	--	--
President	2005	$-0-	$-0-	$-0-	--	--	--

OPTION/SAR GRANTS

No stock options were granted to the Company's executive officers, nor were any options exercised during the year ended June 30, 2006.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

The Company has no compensatory plans or arrangements which relate to the resignation, retirement or any other termination of an executive officer or key employee with the Company, a change in control of the Company or a change in such executive officer's or key employee's responsibilities following a change in control.

AUDIT COMMITTEE

The Board's Audit Committee presently consists of Robert McCoy, James Bickel and Gary Nerison.

COMPENSATION OF DIRECTORS

Each of the Company’s independent directors is compensated at the rate of $1,000.00 per month.  Board members receive no additional compensation for attending meeting or serving on committees.  Out of pocket expenses incurred while fulfilling Board of Directors duties, including attending Board meetings, are reimbursed.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934.

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers and beneficial holders of more than 10% of the Company's common stock to file with the Commission initial reports of ownership and reports of changes in ownership and reports of changes in ownership of such equity securities of the Company. As of the date of this Proxy Statement, the Company believes that all reports which needed to be filed have been filed in a timely manner for the year ended June 30, 2006.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Common Stock

As of the Record Date, there were 5 billion shares of Common Stock authorized with a stated value of $.0001 per share, of which approximately 921,183,413 are issued and outstanding, with 4,078,816,587 shares authorized but not issued.  Of the 921,183,413 shares issued and outstanding 747,807,988 shares are held in an escrow account for the benefit of Golden Gate Investors, Inc. These shares were issued as settlement on convertible debentures and as part of a stock purchase agreement.  While held in escrow these shares are voted by the Franchise Capital Corporation Chairman of the Board of Directors.  Each holder of the Company’s Common Stock is entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors.  All voting is non-cumulative, which means that the holder of fifty percent (50%) plus one share of the shares voting for the election of the directors can elect all the directors.  The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the Board of Directors in its discretion, out of funds legally available therefore, but only if all dividends on the Preferred Stock have been paid in accordance with the terms of such Preferred Stock and there exists no deficiency in any sinking fund for the Preferred Stock.

Dividends on the Common Stock are declared by the Board of Directors. The payment of dividends on the Common Stock in the future, if any, will be subordinate to the Preferred Stock and will be determined by the Board of Directors. In addition, the payment of such dividends will depend on the Company’s financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.  The Company has heretofore never paid any dividends and the Board has no plans for the payment of future dividends.  The Board presently plans for any future surplus income to be reinvested into growing the Company through additional investment.

Preferred Stock

Our Articles of Incorporation authorize the issuance of 30 million shares of Preferred Stock.  The Board of Directors has sole discretion in designating the preferences, limitations and relative rights of the Preferred Stock.  The Company presently has one class of Preferred Stock outstanding, designated Series C Preferred, of which 1,182,500 shares are issued and outstanding.  Shares of Series C Preferred stock are convertible on a 1:1 basis into shares of the Company’s common stock and are entitled to appoint two of the Company’s Board of Directors.  The Series C Preferred Stock has never exercised its rights to appoint directors.  Apart from the right to appoint two directors, the Series C Preferred Stock does not have the right to vote on shareholder matters.

Table Of Beneficial Ownership

The following table sets forth, as of February 15, 2007 the beneficial ownership of the Company's common stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding common stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group.

Name and Address	Number of Shares Beneficially Owned	Class	Percentage of Class(1)
Steven Peacock Interim Chief Executive Officer, Interim President, Interim Chief Compliance Officer, Interim Chief Financial Officer 43180 Business Park Dr., Suite 202, Temecula, CA 92590	-0-	Common	*
Robert McCoy, Chairman of the Board of Directors 10829 Sterling Forest Avenue Las Vegas, NV 89135	-0-	Common	*
James Bickel, Director 903 Redwood Drive Danville, CA 94506	-0-	Common	*
Gary Nerison, Director 9000 Crow Canyon Rd., Suite S-233 Danville, CA 94506	-0-	Common	*
All directors and executive officers (4 person)	-0-	Common	*
Golden Gate Investors	*(2)	Common	*
*Denotes less than 1%

1)

Percentages based on 921,183,413 shares of common stock issued and outstanding as of February 15, 2007.

2)

Shares issued to Golden Gate Investors are held in an escrow account.  The escrow agreement provides that any shares held in escrow are voted by the Franchise Capital Corporation Chairman of the Board of Directors.  Since Golden Gate Investors has neither the right to vote the shares nor the right to dispose of them, Golden Gate Investors does not meet the definition of beneficial ownership of the escrow shares.  Were Golden Gate Investors to be considered the beneficial owner, Golden Gate Investors would control 843,818,400 shares, which is approximately 92% of the Company’s issued and outstanding common stock.

This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned. The number of shares and percentages of class beneficially owned by the entities above is determined under rules promulgated by the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individuals has sole or shared voting power or investment power and also any shares as to which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

MATTERS FOR CONSIDERATION BY STOCKHOLDERS

GENERAL

PROPOSAL AUTHORIZATION TO WITHDRAW ELECTION AS A BUSINESS DEVELOPMENT COMPANY

Background

The Company is a closed-end investment company which elected on December 23, 2004 to be regulated as Business Development Company (“BDC”) as defined in Section 54 of the Investment Company Act of 1940 (“the 1940 Act”). As a BDC, the Company is subject to the 1940 Act, including certain provisions applicable only to BDC’s (the “BDC Provisions”), although it is excepted from certain provisions of the 1940 Act applicable to registered closed-end investment companies. BDCs generally are provided greater flexibility with respect to management compensation, capital structure, transactions among affiliates and other matters than registered closed-end investment companies. Nevertheless, as a BDC, the Company remains subject to significant regulation of its activities, as described below under “Investment Company Act Provisions Applicable to BDC’s.”

Historically, the Company intended to seek out investment securities as its core business.  As a BDC, the Company is required to maintain at least 70% of its assets in eligible portfolio companies, as defined under the 1940 Act (“EPC”)  An EPC must meet certain criteria, among which is the requirement that they be domestic (U.S.) companies.

During the year ended June 30, 2005, the Company received a communication from the Enforcement Division of the Commission which indicated that the Commission was of the opinion that the Company had committed several 1940 Act infractions, including the issuance of convertible debentures that violated Section 61 of the 1940 Act and the issuance of preferred stock that violated Section 18 of the 1940 Act (See below for a detailed review of potential 1940 Act violations).  The possibility of these and other violations called into question whether the Company would be able to return to full compliance with the 1940 Act.

In consideration of the 1940 Act compliance concerns, and the planned future operations of the Company, the Board has evaluated and discussed the feasibility of the Company continuing as a BDC. The Board believes that given the changing nature of the Company’s business, the regulatory regime governing BDC’s is no longer appropriate and will hinder the Company’s future growth.  In addition, given the Commission’s view of past non-compliance with the 1940 Act, the Company is concerned that it may not satisfy the Commission that the Company is in full compliance with the 1940 Act.  Management is of the opinion that, absent the compliance requirements imposed by the 1940 Act, the Company would otherwise be in compliance with the Securities Act of 1933 (“Securities Act”) and all other Securities laws.  Given that the Company has divested itself of all portfolio investments, and Management’s position that the Company will not seek to make any new investments, the Board believes that the Company will not be required to be regulated under the 1940 Act once it withdraws its BDC election.

The Company’s Board of Directors unanimously approved the proposal to authorize the Company’s unelection as a BDC as soon as practicable so that it may begin conducting business as an operating company rather than a BDC subject to the 1940 Act.  If the stockholders approve this proposal to permit the Company to withdraw its BDC election, the withdrawal will become effective upon receipt by the SEC of the Company’s application for withdrawal. The Company does not anticipate filing the application of withdrawal until it can be reasonably certain that the Company will not be deemed to be an investment company without the protection of its BDC election.  The Company anticipates filing its withdrawal of election to be treated as a business development company immediately after receipt of shareholder consent and will immediately cease operating as an investment company. After the Company’s application for withdrawal of its BDC election is filed with the SEC, the Company will no longer be subject to the regulatory provisions of the 1940 Act applicable to BDC’s generally, including regulations related to insurance, custody, composition of its Board, affiliated transactions and any compensation arrangements.  However, the Company will continue to be subject to any enforcement action by the Commission for any violation of the 1940 Act.  If the stockholders approve this Proposal, and the Board does not withdraw the Company’s election to be treated as a BDC within six (6) months from the date of such approval, then the Company will present the matter to the stockholders again for approval prior to filing a withdrawal application.  In addition, if at any time a material change affects the Company, including a change in the Company’s capitalization, prior to the withdrawal being completed, a new proxy will be sent to the Company’s shareholders with a description of the changes, and a new shareholder vote will be requested.

The Company has undertaken several steps to meet the requirements for withdrawal of its election to be treated as a BDC, including: (i) preparing a plan of operations in contemplation of such a change to the status for the Company and (ii) consulting with outside counsel as to the requirements for withdrawing its election as a BDC and exemption or exclusion from being deemed an “investment company” under the 1940 Act. As of the date hereof, the Company believes that the Company meets the requirements for filing an application to withdraw its election to be treated as a BDC.

The 1940 Act requires that BDC’s invest in eligible portfolio companies as a predicate for conducting business as a BDC.  Between June 30, 2006 and December 31, 2006, the Company disposed of all of its portfolio assets and is now effectively without operations.  In December 2006, the Company executed a letter of intent with Aero Exhaust, Inc., a privately-held company, the effect of which will result in Aero becoming the successor issuer to the Company.  The Company believes that consummating this transaction while still reporting under the 1940 Act would create additional 1940 Act violations. On January 12, 2007, the Company executed a definitive agreement with Aero Exhaust, Inc. which calls for a share exchange of common stock between the Company and Aero Exhaust, Inc.  Under the terms of the definitive agreement, the Company can exchange up to 95% of its total capital stock for up to 100% of the total capital stock of Aero Exhaust, Inc.  The specific share amounts will be determined at closing, which is anticipated to take place once the Company is current with its financial statement filings and Aero Exhaust, Inc. has completed an audit of its historical financial statements, presently anticipated for the end of the second quarter of 2007.  At the time of closing, Aero Exhaust, Inc. will become a wholly owned subsidiary of the Company.  A copy of the definitive agreement with Aero Exhaust will be filed on Form 8-K at the time of the Closing.

In addition, the Company expects to be a fully reporting company and continue maintaining an audit committee.

If the shareholders do not approve the withdrawal measure, the Board must then evaluate other options in order to resume operations and carry out the Company’s business strategy.  The Board has not presently contemplated what its course of action might be in the event the withdrawal measure is not approved since failure to withdraw its BDC election could result in enforcement action by the Securities and Exchange Commission. Notwithstanding the Company’s withdrawal of its BDC election, the Company could still be subject to SEC enforcement action resulting from past violations.

Subsequent to withdrawing its BDC election, the Board of Directors intends to manage the Company in such a manner that the Company would not be subject to the Investment Company Act of 1940.

Investment Company Act Provisions Applicable to BDC’s

Generally, to be eligible to elect BDC status, a company must engage in the business of furnishing capital and offering significant managerial assistance to companies that do not have ready access to capital through conventional financial channels. More specifically, in order to qualify as a BDC, a company must (a) be a domestic company; (b) have registered a class of its securities or have filed a registration statement with the SEC pursuant to Section 12 of the Exchange Act; (c) operate for the purpose of investing in the securities of certain types of eligible portfolio companies, namely less seasoned or emerging companies and businesses suffering or just recovering from financial distress; (d) offer to extend significant managerial assistance to such eligible portfolio companies; and (e) file (or, under certain circumstances, intend to file) a proper notice of election with the SEC.

The Investment Company Act of 1940 also imposes, among others, the certain additional regulations on BDC’s designed to protect shareholder.  Once the Company withdraws its BDC election, these protective regulations would no longer be in place.  The key regulations include the following:

-

The issuance of senior equities and debt securities by a BDC is subject to certain limitations as outlined in Section 18 of the 1940 Act.  Among these limitations is the requirement that BDCs maintain a net asset to senior securities ratio of 200%.  In addition, all equity securities must have identical voting rights.

-

Section 61 of the 1940 Act subjects the issuance of warrants and options by a BDC to certain limitations, most notably the requirement that all options and warrants be approved by shareholders and the requirement that the exercise price of such instruments be at or above market price per share on the date of grant.

-

A BDC may not engage in certain transactions with affiliates without obtaining exemptive relief from the Commission;

-

A BDC may not change the nature of its business or fundamental investment policies without the prior approval of its stockholders;

-

A BDC must carry its investments at value if a public trading market exists for its portfolio securities, or fair value if one does not rather than at cost in its financial reports;

-

The composition of a BDC’s Board is restricted (e.g., participation by investment bankers and certain other participants is limited); in addition, a majority of the Board of Directors must be independent members, and certain activities by the Company must be approved by the independent members of the Board;

-

There are prohibitions and restrictions on investing in certain types of companies, such as brokerage firms, insurance companies and other investment companies;

-

There are limits on the types of assets that a BDC may acquire. A BDC may not acquire any asset other than “qualifying assets” unless, at the time the acquisition is made, such “qualifying assets” represent at least 70% of the value of the BDC’s total assets. “Qualifying Assets” generally include: (i) securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an EPC. An eligible portfolio company is defined as any issuer that (a)is organized and has its principal place of business in the United States, (b) is not an investment company other than a small business investment company wholly-owned by the BDC, and (c) does not have any class of publicly-traded securities with respect to which a broker may extend credit; (ii) securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and (iii) cash, cash items, Government securities, or high quality debt securities maturing in one year or less from the time of investment. A BDC may invest in the securities of public companies and other investments that are not “qualifying assets”, but such investments may not exceed 30% of the BDC’s total asset value at the time of such investment;

-

A BDC must employ a Chief Compliance Officer whose job is to oversee the Company’s compliance with the 1940 Act and ensure that Company officers and directors are up to date on all personal filing requirements.

-

A BDC generally may not issue common stock at a per share price less than the then-current net asset value of the common stock without the prior approval of stockholders, certain of which restrictions the Company may have violated; and

-

A BDC is restricted in its ability to repurchase its shares directly from stockholders.

If the stockholders approve this proposal and the Board withdraws the Company’s election to be treated as a BDC, the Company would no longer be subject to regulation under the 1940 Act, which is designed to protect the interests of investors in investment companies. However, the Board would still be subject to customary principles of fiduciary duty with respect to the Company and its stockholders.

As an operating company, the Company (i) would not be limited in the amount of excessive leverage that it could incur, (ii) would be permitted to issue restricted stock absent an order from the Commission, and (iii) would not be limited in the amounts or types of compensation that it could pay to executives.  Each of these could result in increased dilution to our common stock shareholders.

In addition, withdrawal of the Company’s election to be treated as a BDC will not affect the Company’s registration under Section 12(g) of the Exchange Act. Under the Exchange Act, the Company is required to file periodic reports on Form 10-K or 10-KSB, Form 10-Q or10-QSB, Form 8-K, proxy statements and other reports required under the Exchange Act.  Regardless of whether the Company elects to remain as a BDC or withdraw its election to be so treated, the Company will continue to be required to file its periodic reports under the Exchange Act.  Withdrawal of the Company’s election to be treated as a BDC is not expected to have any affect on the Company’s trading status.

While the Company would not longer be required to maintain a Board of Directors, a majority of whom are independent subsequent to withdrawing its BDC election, the Company has no plans to abandon the current Board structure.

Reasons for the Potential Withdrawal of the Company as a BDC

Given the business and operations of the Company as planned, and the several historical and recurrent potential violations of the 1940 Act, the Board believes that it is prudent for the Company to withdraw its election as a BDC as soon as practicable to eliminate many of the regulatory, financial reporting and other requirements and restrictions imposed by the 1940 Act discussed above. For example:

-

Issuance of Securities other than Common Stock.  BDC’s are limited or restricted as to the type of securities other than common stock that they may issue.  In addition, issuances of senior debt and senior equity securities require that certain “asset coverage” tests and other criteria be satisfied on a continuing basis. This significantly affects the use of these types of securities because asset coverage continuously changes by variations in market prices of the Company’s investment securities. Operating companies, including holding companies operating through subsidiaries, may benefit from having maximum flexibility to raise capital through various financing structures and means. The Company previously issued shares of preferred stock and convertible debentures that were deemed by the Commission to be “senior securities” as defined under the 1940 Act.   While these instruments no longer exist on the Company’s books, the Company’s withdrawal as a BDC would permit the use of preferred stock and convertible debentures to be part of the Company’s capitalization.  The use of such instruments could result in increased dilution to shareholders of our common stock.

-

Related Party Transactions. The 1940 Act significantly restricts among other things (a) transactions involving transfers of property in either direction between the Company and most affiliated persons of the Company (or the affiliated persons of such affiliated persons) and (b) transactions between the Company and such affiliated persons (or the affiliated persons of such affiliated persons) participating jointly on the one hand and third parties on the other. To overcome these investment company restrictions, which are somewhat relaxed as applied to BDC’s, requires SEC approval. Such approval is often a time-consuming and expensive procedure, regardless of the intrinsic fairness of such transactions or the approval thereof by disinterested directors of the Company. The Board believes situations may arise in which a Company’s best interests are served by such transactions. The Board believes that stockholders are adequately protected by the fiduciary obligations imposed on the Company’s Directors under state corporate law, which generally requires that the disinterested members of the Board determine fairness to the Company of an interested-party transaction (provided full disclosure of all material facts regarding the transaction and the interested party’s relationship with the Company is made), and SEC disclosure rules, which require the Company to include specified disclosure regarding transactions with related parties in its Commission filings.

-

Business Focus. The nature of the Company’s business is changing from one that intended to be in the business of investing, reinvesting, owning, holding, or trading in investment securities toward that of an operating company with traditional revenues and physical assets. The Board believes that BDC regulation would be inappropriate for such activities.

-

Issuance of Common Stock. By virtue of its BDC election, the Company may not issue new shares of common stock at a per share price less than the then net asset value per share of outstanding common stock without prior stockholder approval. Conceivably, the market prices for “BDC” stock could be lower than net asset value, making it much more difficult for the BDC to raise equity capital. While this restriction provides stockholders of an investment company with appropriate and meaningful protection against dilution of their indirect investment interest in portfolio securities, the Company’s Board believes that this would essentially be irrelevant to the interests of investors in an operating company, who look to its consolidated earnings stream and cash flow from operations for investment value.  The Company has not sold stock below net asset value; however, given the historical volatility of the Company’s stock and the need to fund the ongoing investment into subsidiaries, the need to sell stock at prevailing market prices could result in future sales of stock below net asset value.

-

Compensation of Executives. The 1940 Act limits the extent to which and the circumstances under which executives of a BDC may be paid compensation other than in the form of salary payable in cash. For example, the issuance of stock as compensation is generally prohibited. However, the Board believes that by achieving greater flexibility in the structuring of employee compensation packages, the Company will be able to attract and retain additional talented and qualified personnel and to more fairly reward and more effectively motivate its personnel in accordance with industry practice.

-

Eligible Investments. As a BDC, the Company may not acquire any asset other than “Qualifying Assets” unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of the total assets (the “70% test”).  Qualifying, or “eligible” investments are typically going to be small cap (non-marginable) or privately held companies.  Foreign (non U.S.) companies are excluded as qualifying investments by definition.  The Company’s shift in focus away from investing in and holding portfolio companies is at odds with the nature of a BDC.

Moreover, the Company must incur significant general and administrative costs in order to comply with the regulations imposed by the 1940 Act. Management devotes considerable time to issues relating to compliance with the 1940 Act and the Company incurs legal and accounting fees with respect to such matters. The costs of this regulation are borne by, and the protections of this regulation are for the benefit of, the stockholders of the Company. The Board believes that resources now being expended on the 1940 Act compliance matters could be utilized more productively if devoted to the operation of the Company’s business. The Board has determined that the costs of compliance with the 1940 Act are substantial, especially when compared to the Company’s relative size and net income, and that it would therefore be in the financial interests of the stockholders for the Company to cease to be regulated under the 1940 Act altogether.  Moreover, the Company has historically had difficult maintaining compliance with the 1940 Act and may have committed several violations of the 1940 Act as outlined hereinbelow.  As a result of these violations, the Company may be precluded from availing itself of some of the benefits afforded with the BDC election; namely, the ability to raise stock under a Regulation E exemption from registration.  Without the availability of Regulation E, and with the potential violations placing the Company in the possibility of a non-compliant position, the Company will have difficulty maintaining operations as an investment company.

In addition, the Board believes the 1940 Act contains the following requirements which would not be required if the election were withdrawn:

(a)

The Company is currently prohibited from raising capital through the issuance and sale of stock if it is sold below NAV.  If the Company withdraws its election, it can raise money through the sale of its stock based on fair market value, even if that value is less than NAV;

(b)

The Company can utilize debt with greater flexibility.  Section 18 of the 1940 Act states:

“It shall be unlawful for any registered closed-end company to issue any class of senior security, or to sell any such security of which it is the issuer, unless, if such class of senior security represents an indebtedness, immediately after such issuance or sale, it will have an asset coverage of at least 200 per centum; and provision is made either that, if on the last business day of each of twelve consecutive calendar months such class of senior securities shall have an asset coverage of less than 100 per centum, the holders of such securities voting as a class shall be entitled to elect at least a majority of the members of the board of directors of such registered company, such voting right to continue until such class of senior security shall have an asset coverage of 110 per centum or more on the last business day of each of three consecutive calendar months, or that, if on the last business day of each of twenty-four consecutive calendar months such class of senior securities shall have an asset coverage of less than 100 per centum, an event of default shall be deemed to have occurred.  If such class of senior security is a stock, immediately after such issuance or sale it will have an asset coverage of at least 200 per centum. It shall be unlawful for any registered closed-end investment company to issue or sell any senior security representing indebtedness if immediately thereafter such company will have outstanding more than one class of senior security representing indebtedness, or to issue or sell any senior security which is a stock if immediately thereafter such company will have outstanding more than one class of senior security which is a stock, except that (1) any such class of indebtedness or stock may be issued in one or more series, provided that no such series shall have a preference or priority over any other series upon the distribution of the assets of such registered closed-end company or in respect of the payment of interest or dividends, and (2) promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, shall not be deemed to be a separate class of senior securities representing indebtedness within the meaning of this subsection (c).”

Section 18 precludes the Company from issuing debt instruments and/or preferred stock where there would be insufficient asset coverage.  Freed from this restriction, the Company would be able to consider additional financing options that include debt and other senior instruments.

(c)

The Company could use preferred stock or derivative instruments to make acquisitions or raise capital.  The 1940 Act places strict rules on the issuance and structure of senior securities.  In addition to the 2:1 net asset coverage discussed above, derivative or conversion features require shareholder approval prior to issuance and impose the guidelines of Section 61 of the 1940 Act on any such issuance.  These restrictions affect the ability of the Company to issue options, warrants and convertible instruments.  While the Company has no immediate plans to issue such instruments, many financing options available to the Company could utilize one or more such instruments.

(d)

The Company could use a stock compensation plan to compensate directors and others for services rendered; and

(e)

The Company could more easily engage in affiliated transactions that could benefit the Company.

The Board believes that the above reasons, among others, suggest that the restrictions of the 1940 Act may have the effect of dampening market interest in the Company and hindering its financial growth in the future. The Board has determined that the most efficacious way to reduce these costs, improve profitability, and eliminate the competitive disadvantages the Company experiences due to compliance with the many requirements and restrictions associated with operating as a BDC under the 1940 Act would be to withdraw the Company’s election to be treated as a BDC.  However, there are no assurances that withdrawal of its election to be treated as a BDC will have a beneficial effect on the Company.

Historical Non-Compliance with the Investment Company Act of 1940

Since electing to be regulated as a BDC, the Company has engaged in multiple transactions that either violated or potentially violated the Investment Company Act of 1940.  Some of these violations have been corrected; however, some violations are either irreversible or else would be cost prohibitive to correct.  In addition, given that the Company’s financial statements have not been reviewed or audited since September 30, 2005, it is possible that other 1940 Act violations could be discovered during the audit process.  The following violations have been noted thus far:

▪

The Company previously issued Series C preferred stock which contained provisions that violated Sections 18 and 61 of the 1940 Act.  During 2006, the Company reverse split the preferred stock in tandem with a reverse split of the common stock; however, the stock remains in violation of Section 61 of the Act by virtue of its conversion feature and Section 18 by virtue of its voting rights.  When originally issued, the Company believed that the Preferred securities issued were fully compliant with the 1940 Act.  The Company has attempted unsuccessfully to restructure the Preferred Stock in a manner that would be compliant with the 1940 Act.

▪

The Company previously issued convertible debentures that were in violation of Section 61 of the 1940 Act in that the debentures were convertible at rates less than fair market on the date of grant and were issued without shareholder approval.  The Company believed that the nature and features of the convertible debentures were such that the instruments would not be governed by Section 61; however, the Commission subsequently determined that Section 61 did apply and that the debentures did not comply.

▪

The 1940 Act requires that companies filing there under be fully reporting and current with all filing requirements of the Securities Act of 1934.  The Company is delinquent in filing its annual and quarterly financial statements, resulting in a violation of the 1940 Act.  Management is working with the Company’s independent auditors to prepare and file all necessary periodic reports to bring the Company current with its filing requirements.  The Company anticipates making all such financial statement filings before March 15, 2007.

▪

The 1940 Act requires that BDC’s invest in eligible portfolio companies as a predicate for conducting business as a BDC.  Between June 30, 2006 and December 31, 2006, the Company disposed of all of its portfolio assets and is now effectively without operations.  In December 2006, the Company executed a letter of intent with Aero Exhaust, Inc., a privately-held company, the effect of which will result in Aero becoming the successor issuer to the Company.  The Company believes that consummating this transaction while still reporting under the 1940 Act would create additional 1940 Act violations. On January 12, 2007, the Company executed a definitive agreement with Aero Exhaust, Inc. which calls for a share exchange of common stock between the Company and Aero Exhaust, Inc.  Under the terms of the definitive agreement, the Company can exchange up to 95% of its total capital stock for up to 100% of the total capital stock of Aero Exhaust, Inc.  The specific share amounts will be determined at closing, which is anticipated to take place once the Company is current with its financial statement filings and Aero Exhaust, Inc. has completed an audit of its historical financial statements, presently anticipated for the second quarter of 2007.

▪

The Company has at various time since electing to become a BDC failed to either maintain a surety bond as required by the Act, engage a Chief Compliance Officer, maintain a board of directors that is majority independent, and failed to implement all necessary internal controls to ensure ongoing compliance with the Act.  While not presently in violation on these matters, the Company has previously committed each of these violations, the result of which could expose the Company to enforcement action by the Commission.

Effect of Election to Withdrawal as a BDC on the Company’s Financial Statements

In the event that the Board withdraws the Company’s election to be treated as a BDC and becomes an operating company, the fundamental nature of the Company’s business will change from that of investing in a portfolio of securities, with the goal of achieving gains on appreciation and dividend income, to that of being actively engaged in the ownership and management of operating businesses, with the goal of generating income from the operations of those businesses.

 The election to withdraw the Company as a BDC under the 1940 Act will result in a significant change in the Company’s method of accounting. The differences in accounting methods are as follows:

(a)

If the withdrawal of the BDC election occurs, the Company will need to report its investments in its subsidiaries and other investments on either the historical cost method or the equity method.  The application of this method would result in the consolidation of balance sheets and statements of operations for reporting purposes.   Since the Company does not presently have any portfolio investments, the impact on the December 31, 2006 financial statements would be negligible.  However, future filings as an operating company would differ significantly from filings made as a BDC.

(b)

BDC financial statement presentation and accounting utilizes the value method of accounting used by investment companies, which allows BDC’s to recognize income and value their investments at market value as opposed to historical cost. As an operating company, the required financial statement presentation and accounting for any securities or subsidiaries held will be the historical cost methods of accounting. Change in the Company’s method of accounting could reduce the market value of any investment in privately held companies by eliminating the Company’s ability to report an increase in value of it holdings as they occur. Also, as an operating company, the Company would have to consolidate its financial statements with any subsidiaries, thus eliminating the portfolio company reporting benefits available to BDCs.  The Company would no longer be required to file a Schedule of Investments and would no longer be reporting unrealized gains and losses on investments.  Instead, the Company would consolidate the Income Statements of any controlled subsidiaries and show their associated revenues as revenues to the Company.  Likewise, the expenses of consolidated entities would appear as expenses of the Company in the consolidated financial statements.  Any investments that are not eligible for consolidations would be carried on the books at cost, with any gain or loss in value being recognized at the time of disposition.  Inasmuch as the Company does not presently have any investments, subsidiaries or portfolio assets, the impact of these changes on the financial statements at December 31, 2006 are negligible.

(c)

Pursuant to FASB 154 in reporting the changes in a reporting entity, previous financial statements will be reported by restating the financial statements of all prior periods presented in order to show financial information for the new reporting entity for all periods.

(d)

Once the BDC election is withdrawn, the Company will be eligible to report its financial results under Regulation S-B, applicable to small business issuers.  While the nature of financial information will not materially change, the Company will be reporting balance sheet data for only the current period.  All other financial statements will be presented for the current period and the same period of the immediately preceding year.  As a BDC, the Company has been required to report under Regulation S-X, which mandates, among other things, an additional year of disclosure on all financial statements.

The Company does not believe that the withdrawal of its election to be treated as a BDC will have any impact on its federal income tax status, since it has never elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. (Electing for treatment as a regulated investment company under Subchapter M generally allows a qualified investment company to avoid paying corporate level federal income tax on income it distributes to its stockholders.) Instead, the Company has always been subject to corporate level federal income tax on its income (without regard to any distributions it makes to its stockholders) as a “regular” corporation under Subchapter C of the Code. There will be no change in its federal income tax status as a result of it becoming an operating company.

Delinquency of Financial Statements

The Company has not filed its periodic financial reports since September 30, 2005.  During this time, there have been substantial and material changes to the Company’s operations and financial condition.  Most notably, during the year ended December 31, 2006, the Company disposed of substantially all of its assets in satisfaction of debt obligations.  As of December 31, 2006, the Company should be considered a shell corporation with approximately $187,932 in accounts payable and accrued expenses.  If the Company’s current financial statements were available, there may be information contained therein that could have a material effect on the shareholders decision whether or not to approval the withdrawal of election.  Ordinarily, such financial statements should be read in tandem with this Form 14-A.  The Company is presently having its financial statements audited or reviewed for all applicable periods and intends to file the appropriate period reports for all delinquent periods on or before March 15, 2007.

Notwithstanding the absence of current financial statements, the Board of Directors believes that it is in the best interests of the Company and its shareholders to immediately withdraw the BDC election for the reasons hereinabove enumerated.

The following unaudited summary financial information for the Company is provided as of December 31, 2006:

Current Assets

$26,699

Total Assets

$26,699

Current Liabilities

$187,932

Total Liabilities

$187,932

Common Stock

$7,688

Additional Paid-in Capital

$7,466,849

Retained Deficit

$(7,672,818)

Other Equity Items

$37,068

Total Equity

$(161,233)

In November 2006, the Company agreed to settle litigation with Golden Gate Investors on a past-due convertible debenture having a principle balance due of $220,927.  Under the terms of the settlement, the Company placed 843,818,400 shares of its restricted common stock into an escrow account for satisfaction of the debenture.  Golden Gate is allowed to withdraw the shares from escrow provided that their overall holdings in the Company do not exceed 4.99% of all issued and outstanding common stock.  The debenture obligation is reduced by 80% of the average of the five lowest closing bid prices of the Company’s common stock over a 45-day period prior to the share withdrawal multiplied by the number of shares being withdrawn.  Under the terms of this settlement, 96,010,412 shares have been released from escrow and the debenture balance has been reduced to $199,541.

In connection with the debenture settlement with Golden Gate, Golden Gate entered into a Stock Purchase Agreement which required Golden Gate to purchase $100,000 of the Company’s restricted common stock at a price of $1.00 per share for every $10,000 in debenture redeemed through the escrow.  Under the terms of the Stock Purchase Agreement there are no time constraints on withdrawing shares from escrow, however, Golden Gate may not own more than 4.99% of issued and outstanding shares at any given time.  As of January 31, 2007, the Company had sold 186,376 shares of restricted common stock to Golden Gate for $186,376 under the agreement.  In addition, the Company received $800,000 from Golden Gate as an advance on future stock purchases under the aforementioned Stock Purchase Agreement.  This advance will be treated as a Stock Payable in the Company’s financial statements.

As part of the definitive agreement between the Company and Aero Exhaust, the Company agreed to extend a line of credit to Aero in the amount of $1,500,000.  Under the terms of the line of credit, any unpaid principle and interest on the line of credit will be converted into shares of Aero Exhaust common stock immediately prior to the share exchange.  The net effect of this transaction will be an increase in the overall position that the Company’s existing shareholders will have in the Company subsequent to the share exchange.  The rate at which the line of credit will be converted into Aero Exhaust stock has yet to be determined; however, the price per share will be equal to the price per share Aero had sold stock in its most recent private placement.  As of January 31, 2007, the Company had advanced a total of $850,000 to Aero under the line of credit.  This amount is treated as a Loan Receivable on the Company’s financial statements.

Adverse Effect on Shareholders if Election is Withdrawn.

If the election to be treated as a BDC is withdrawn, shareholders may be adversely affected.  The shareholders rights that will be lost include a requirement that a majority of the Board of Directors be independent of management.  In addition, the Company will no longer have restrictions on investments and stock issuances, and officers and Directors can receive stock of the Company in consideration for services.

Past Violations not Cured by Withdrawing Election.

Approval of the withdrawing of the election to be treated as a BDC does not cure any past violations of the 1940 Act that may have occurred.  If there were any violations of the securities laws, remedies for shareholders can include a rescission of a shareholder’s investment, fines and penalties, and removal of officers and directors from office.  Some remedies, such as rescission, may not be effective if offered, since many shareholders who originally purchased stock from the Company may have resold their interest and no longer be shareholders of the Company.  Withdrawal of the Company’s BDC election does not diminish the Company’s potential liability to shareholders nor does it preclude the SEC from bringing an enforcement action against the Company, its officers or directors, or from seeking sanctions.

Purpose of the Proposal; Need for Stockholder Approval

Section 58 of the1940 Act provides that a BDC may not withdraw its election as a BDC unless it is authorized to do so by a majority (defined as greater than 50%, or 50% plus one vote) of its issued and outstanding voting securities.   While Nevada law allows the passing of a shareholder action by a majority of the common stock present at either in person or represented by proxy at a shareholder meeting, Section 58 requires that a majority of all issued and outstanding stock approve the measure to withdraw the BDC election.  As a result, it is not sufficient that a majority of those shares that attend the meeting in person or by proxy approve the proposal, unless such majority also represents a majority of all issued and outstanding shares.  For purposes of this proposal only, broker non-votes will be considered a vote against the proposal.

Vote Required; Board Recommendation

RECOMMENDATION OF THE BOARD OF DIRECTORS: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPANY’S PROPOSAL TO WITHDRAW AS A BDC.

The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

By Order of the Board of Directors of

FRANCHISE CAPITAL CORPORATION

By: /s/ Steven Peacock Steven Peacock Interim Chief Executive Officer Temecula, California Dated: February 15, 2007

REVOCABLE PROXY

FRANCHISE CAPITAL CORPORATION

Proxy for the Annual Meeting of Stockholders

To be held March 13, 2007

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Steven Peacock, proxy, with full power of substitution, to vote all shares of stock of Franchise Capital Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on March 13, 2007, at 10:00 a.m., local time, at the Company's offices located at 43180 Business Park Drive, Suite 202, Temecula, CA 92590, a copy of which has been received by the undersigned. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof, and upon which the persons named as attorneys in the proxies may exercise discretion under applicable law.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" PROPOSAL.

Proposal to withdraw the Company’s election as a Business Development Company as defined by the Investment Company Act of 1940:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.

Signature ____________________________________________

Name _______________________________________________

Number of voting shares _______________________________

Date __________________________

[ ] MARK HERE IF YOU PLAN TO ATTEND THE MEETING

[ ] MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

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